UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael James Appointed Chief Financial Officer

Effective as of June 4, 2024, the Board of Directors (the “Board”) of LuxUrban Hotels Inc. (the “Company”) appointed Michael James as Chief Financial Officer of the Company. Mr. James assumes the role of Chief Financial Officer from Shanoop Kothari, our current Chief Executive Officer, who also was also serving as acting Chief Financial Officer. Mr. James’ appointment as Chief Financial Officer continues the Company’s efforts to deepen its hotel, finance and operational experience and expertise. As part of these efforts, the Company will continue to strengthen important areas of expertise within management and the board of directors, including the board addition described herein and a structured search for a chief executive officer with material hotel, public company, or related or translatable operations experience.

Mr. James initially joined the Company in February 2024 as Senior Vice President and Controller. Mr. James is one of the founders of Edible Garden AG Incorporated, a controlled environmental agriculture company. From Edible Garden AG Incorporated’s inception in March 2020 until January 2024, Mr. James served as its Chief Financial Officer and a director. Since March 2007, Mr. James has served on the board of directors of Guided Therapeutics, Inc., a medical technology company. As a director for Guided Therapeutics, Inc., Mr. James serves as chairman, audit committee chair and as a member of the compensation committee. From February 2012 until March 2020, Mr. James served as Chief Financial Officer of Blum Holdings, Inc. (formerly Terra Tech). From June 2012 until January 2016, Mr. James served as the Chief Executive Officer and Chief Financial Officer of Inergetics, Inc., a research, development and marketing company specialized in nutritional supplements. From January 2009 to September 2009, Mr. James served as Chief Executive Officer of Nestor, Inc. (“Nestor”), a company that developed and marketed support software solutions, where he successfully completed the financial restructuring of Nestor prior to its sale in September 2009 from the Receiver’s Estate in Superior Court of the State of Rhode Island. Additionally, Mr. James served on Nestor’s Board of Directors from July 2006 to June 2009. From March, 1999 to December, 2015 Mr. James was the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company. During his career, Mr. James has served as a Partner at Moore Capital Management, Inc., a premiere private investment management company; Chief Financial and Administrative Officer at Buffalo Partners, L.P., a private investment management company; and Treasurer and Chief Financial Officer of National Discount Brokers. Mr. James began his career in 1980 as a staff accountant with EisnerAmper, LLP. Mr. James is a retired CPA. Mr. James received a BS in Accounting from Fairleigh Dickinson University.

On June 4, 2024, the Company and Mr. James entered into a three-year employment agreement (the “Agreement”) that provides for his full-time service to the Company at an annual base salary of $350,000.00. Mr. James was also awarded a one-time grant of 1,005,000 restricted shares of Company common stock (vesting in three equal annual installments). He is also entitled to an annual stock grant (“Annual Grant”) of 167,000 restricted shares of Company common stock on the date of the Agreement, and on each of the first anniversary and second anniversary of the date of the Agreement. The Annual Grants vest upon attainment of certain operating metrics as defined within the Agreement and as set by the Company’s board of directors. The foregoing grants of restricted stock shall not be effective or deemed issued until the date the Company files an amendment to its certificate of incorporation with the State of Delaware to increase its authorized capital, and the Company’s 2022 equity incentive plan size is increased as described in the Company’s preliminary information statement filed with the SEC on May 29, 2024.

Andrew Schwartz Resigns as a Director of the Company

Effective June 3, 2024, Andrew Schwartz resigned from the Board. Mr. Schwartz was a member of the Board’s Finance, Risk and Investment Committee. Mr. Schwartz’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices and he leaves to pursue certain opportunities.

Alex Lombardo Appointed as a Director of the Company

Effective June 4, 2024, the Board of the Company appointed Alex Lombardo as a member of the Board and to serve on the Audit Committee of the Board. The Board determined that Mr. Lombardo is an independent director under the listing rules of the Nasdaq Stock Market, LLC.

Mr. Lombardo has served as a director of the Company since June 2024. Since July 2023, Mr. Lombardo has served as Vice President of Finance at Seaboard Hospitality. From March 2021 until May 2023, Mr. Lombardo served as Chief Financial Officer at Alpine Acquisition Corp. Mr. Lombardo has over 20 years of finance and development experience in the hospitality and entertainment industries having led capital markets, corporate finance, accounting, financial planning, investor relations, and treasury management. Since January 2020, Mr. Lombardo has served as the Chief Financial Officer of LTD Hospitality Group, a hospitality company. He has also served as an Advisor to Alpine Consolidated since December 2020. From 2017 to January 2020, Mr. Lombardo served as Chief Financial Officer and Head of Development for Two Bit Circus, Inc. Additionally, Mr. Lombardo served in a number of positions with Great Wolf Resorts, Inc. (NASDAQ: WOLF) from 2004 to 2017, including Treasurer, SVP of Finance and SVP of Development. From 1998 to 2004, Mr. Lombardo served as VP of Finance for Interstate Hotels and Resorts, Inc. (NYSE: IHR) Mr. Lombardo received a B.B.A. degree from James Madison University.

As a non-employee director of the Company, during 2024 Mr. Lombardo will receive a prorated portion of the compensation provided to all independent directors in accordance with the Company’s policy. In addition, the Company has entered into an indemnification agreement with Mr. Lombardo, pursuant to which the Company will indemnify and advance related expenses to Mr. Lombardo to the fullest extent permitted by applicable law.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
10.1	Employment Agreement between the Company and Michael James.
10.2	One-Time Restricted Stock Grant Award Agreement.
10.3	Form of Annual Restricted Stock Grant Agreement.
99.1	Press Release, dated June 6, 2024.
99.2	Press Release, dated June 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Chief Executive Officer

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